UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                           --------------------
                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: April 5, 2004


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)



         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)



                733 Third Avenue, New York, New York 10017
                 (Address of principal executive offices)
                                (Zip Code)



                              (212) 599-8000
           (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS
         ------------

     See attached Exhibits 99.1 and 99.2.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (C)  Exhibits:

          99.1 Press Release of Financial Federal Corporation dated April 5, 2004 announcing intention to offer $115 million of senior convertible debentures
          99.2 Press Release of Financial Federal Corporation dated April 5, 2004 announcing pricing of its $150 million senior convertible debentures offering


                              EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   --------------------------------------------------------------
99.1          Press Release of Financial Federal Corporation dated April 5,
              2004 announcing intention to offer $115 million of senior convertible debentures
99.2          Press Release of Financial Federal Corporation dated April 5,
              2004 announcing pricing of its $150 million senior convertible debentures offering


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

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


April 6, 2004
-------------
(Date)


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